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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                            SCHEDULE 14A INFORMATION
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              ATRION CORPORATION
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                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:


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                      [LETTERHEAD OF ATRION APPEARS HERE]



                                  May 8, 1997

Dear Stockholder:

  You were recently provided proxy materials for the Company's annual meeting to be held on May 29, 1997. At that meeting, you will be asked to approve the Company's sale of its natural gas operations and the adoption of the Company's 1997 Stock Incentive Plan, in addition to voting on the election of directors and the ratification of the selection of auditors. We urge you to read the Company's Proxy Statement carefully, as it provides detailed information about each of these matters.

  The matters to be voted on at the meeting, particularly the proposed sale of the Company's natural gas operations, are very important to the future of the Company.

  YOUR COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE SALE OF THE COMPANY'S NATURAL GAS OPERATIONS, TO APPROVE THE COMPANY'S 1997 STOCK INCENTIVE PLAN, TO ELECT AS DIRECTORS THE THREE NOMINEES LISTED IN THE PROXY STATEMENT AND TO RATIFY THE BOARD'S SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS THE COMPANY'S AUDITOR.

  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY TODAY IN THE ENVELOPE ACCOMPANYING THIS LETTER, WHETHER OR NOT YOU HAVE PREVIOUSLY SENT IN A PROXY.

  Thank you for taking the time to consider and vote on these important matters.

                                Very truly yours,

                                /s/ Jerry A. Howard
                                --------------------------
                                Jerry A. Howard




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  If your Atrion shares are held in the name of a bank or brokerage firm, that firm cannot vote your shares with respect to certain proposals without your specific instructions.

Please complete and return the enclosed form of proxy so your bank or brokerage firm can execute your vote FOR the proposals.

If you have any questions or need assistance voting your shares, please contact the firm assisting us in the solicitation of proxies:

                            GEORGESON & COMPANY INC.
                           TOLL FREE: 1-800-223-2064
                       BANKS & BROKERS CALL: 212-440-9800
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